EXHIBIT 23.2

Henry Schiffer, C.P.A.

            CERTIFIED PUBLIC ACCOUNTANTS  Letterhead

CONSENT OF INDEPENDENT ACCOUNTANTS

As independent Certified Public Accountants, I consent to the incorporation by reference in this Registration Statement on Form S-8 of my report, dated April 15th 2002 in ENERGY PRODUCERS, INC.’S Form 10-KSB for the fiscal year ended December 31, 2001, and all references to our firm included in this Registration Statement.

/s/ Henry Schiffer, C.P.A.

Beverly Hills, CA

March 21, 2003

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